497(e)


                              RSI Retirement Trust

                        Supplement dated October 1, 2002
                      to Prospectus dated January 28, 2002



     On September 26, 2002, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved several changes relating to the investment management of the Emerging Growth Equity Fund portfolio ("EGEF"). The Board terminated HLM Management Company Inc. ("HLM"), the sub-adviser responsible for managing 50% of the EGEF portfolio, effective as of the close of business on October 1, 2002. The Board also decided that the remaining portion of the EGEF portfolio, managed by Trust investment adviser Retirement System Investors Inc. ("Investors"), will, effective October 2, 2002, be managed by a sub-adviser.


     Effective October 2, 2002 portfolio management of the EGEF will be split, 60%-40% between two new sub-advisers, Batterymarch Financial Management, Inc. ("Batterymarch"), Boston, Massachusetts and Neuberger Berman ("NB"), New York, New York, under the terms of Investment Sub-Advisory Agreements between Investors and Batterymarch and Investors and NB, respectively.


     Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc., a publicly owned financial services holding company. Batterymarch will use a team approach to manage the equity portfolio. The central decision making group is comprised of quantitative analysts and portfolio managers under the leadership of Batterymarch's Chief Investment Officer. Batterymarch has agreed to serve as a sub-adviser at an annual fee of 0.85% on the first $25 million of assets, 0.70% on the next $75 million of assets and 0.60% on assets in excess of $100 million. These fee schedule rates are lower than the fee schedule rates paid to HLM under its investment sub-advisory agreement with Investors. Fees are payable as of the last day of each calendar quarter, based on the average of the asset value as of the last day of each month of each calendar quarter. Batterymarch's fees are paid by Investors, and not by the Trust. The Trust pays an investment adviser fee to Investors, as described in the Prospectus, for management of the EGEF. This fee is equal to the fee paid to Batterymarch plus an incremental 0.20%.


     NB's portion of the EGEF will be managed by Michael Fasciano, CFA, Managing Director and Portfolio Manager. NB has agreed to serve as a sub-adviser at an annual fee of 0.80% of assets managed. NB's fees are paid by Investors and not by the Trust. The Trust pays an investment adviser fee to Investors, as described in the Prospectus, for management of the EGEF. This fee is equal to the fee paid to NB plus an incremental 0.20%. The total fee of 1.0% is the same fee rate that was paid to Investors as investment manager of its portion of the EGEF. Fees are payable as of the last day of each calendar quarter, based

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     on the average of the asset value as of the last day of each month of each calendar quarter.

     An amended agreement between Investors and the Trust and sub-advisory agreements between Investors and Batterymarch and between Investors and NB will be submitted for unitholder approval at a Special Meeting to be held during November or December, 2002.


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